                      Supplement dated January 8, 1999 to
      Prospectus and Statement of Additional Information Dated May 1, 1998
                    for Pacific Portfolios Variable Annuity
       Issued by Pacific Life Insurance Company ("Prospectus" and "SAI")

APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

For Contracts delivered to residents of Massachusetts:

As of the date of this Supplement, the DCA Plus Fixed Option is not available. Availability of the DCA Plus Fixed Option is subject to approval of state insurance authorities. Ask your registered representative about its current availability status.

You may not make additional Purchase Payments after your first Purchase
Payment.

As of the date of this Supplement, the Guaranteed Minimum Death Benefit ("GMDB") Endorsement and the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") are not available. Availability of the GMDB or EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about their current availability status at the time your application is completed.

For Contracts delivered to residents of Oregon:

As of the date of this Supplement, the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") is not available. Availability of the EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about its current availability status at the time your application is completed.

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Purchase Payments only during your first Contract Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.



Form No. PPORMAPA010899